EXHIBIT 32.1

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER REGARDING PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert A. Placek, the Chief Executive Officer of Wegener Corporation (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company's Quarterly Report on Form 10-Q for the quarter ended May 28, 2004 (the "Report") filed with the Securities and Exchange
Commission:

      o fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   /s/ Robert A. Placek
                                   ---------------------------------------------
                                   NAME:   ROBERT A. PLACEK
                                   TITLE:  CHAIRMAN OF THE BOARD, PRESIDENT AND
                                           CHIEF EXECUTIVE OFFICER (PRINCIPAL
                                           EXECUTIVE OFFICER)
                                   DATE:   JULY 9, 2004